                                                                   EXHIBIT 10.32
================================================================================


                             STOCKHOLDER AGREEMENT


                        Dated as of September 15, 1995


                                by and between


                           MOBILE TELECOMMUNICATION
                              TECHNOLOGIES CORP.


                                      and


                             MICROSOFT CORPORATION



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                   ARTICLE I
                              CERTAIN DEFINITIONS

1.1   "Advisory Committee".............................................    2
1.2   "Affiliate"......................................................    2
1.3   "Agreement"......................................................    2
1.4   "Charitable Institution".........................................    2
1.5   "Code"...........................................................    3
1.6   "Communications Act".............................................    3
1.7   "Destineer"......................................................    3
1.8   "Destineer Network"..............................................    3
1.9   "Excess Transfer Notice".........................................    3
1.10  "Exchange Act"...................................................    3
1.11  "Exchange Transaction"...........................................    3
1.12  "Group"..........................................................    3
1.13  "Microsoft"......................................................    3
1.14  "Mtel"...........................................................    3
1.15  "Mtel Common Stock"..............................................    4
1.16  "Mtel Voting Securities".........................................    4
1.17  "Non-Rule 144 Exempt Transaction"................................    4
1.18  "Option Period"..................................................    4
1.19  "Period".........................................................    4
1.20  "Permitted Transfer".............................................    4
1.21  "Person".........................................................    4
1.22  "SEC"............................................................    4
1.23  "Securities Act".................................................    5
1.24  "Stock Exchange Agreement".......................................    5
1.25  "Term of this Agreement".........................................    5
1.26  "Transfer".......................................................    5

                                  ARTICLE II
                                   COVENANTS

2.1  Microsoft Covenants...............................................    5
     (a)    Microsoft Investment in Mtel...............................    5
     (b)    Standstill Provisions......................................    6
     (c)    Restriction on Transfer....................................    8
     (d)    Right of First Refusal.....................................    9
     (e)    Acceptance by Mtel.........................................   10
     (f)    Rejection or Waiver by Mtel................................   10

2.2  Mtel Covenants....................................................   11
     (a)    Advisory Committee.........................................   11

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF MTEL



3.1  Capitalization....................................................   11
3.2  Authority.........................................................   12
3.3  Organization......................................................   12
3.4  Consents and Approvals............................................   13
3.5  No Violations.....................................................   13
3.6  No Brokers........................................................   14

                                  ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF MICROSOFT


4.1  Authority.........................................................   14
4.2  Organization......................................................   15
4.3  Consents and Approvals............................................   15
4.4  No Violations.....................................................   15
4.5  Certificated Shares, Legend and Stop Transfer Instructions........   16
4.6  No Brokers........................................................   17

                                   ARTICLE V
                                 MISCELLANEOUS

 5.1  Termination......................................................   17
 5.2  Assignability....................................................   17
 5.3  Notices..........................................................   17
 5.4  Waivers..........................................................   18
 5.5  Third Party Rights...............................................   19
 5.6  Choice of Law....................................................   19
 5.7  Severability.....................................................   19
 5.8  Enforcement of Agreement.........................................   20
 5.9  References to Agreement..........................................   20
5.10  Entire Agreement.................................................   20
5.11  Headings, etc....................................................   21
5.12  Counterparts.....................................................   21
5.13  Survival.........................................................   21
5.14  Amendment........................................................   21

                             STOCKHOLDER AGREEMENT


          THIS STOCKHOLDER AGREEMENT dated as of September 15, 1995 (this "Agreement") by and between Mobile Telecommunication Technologies Corp., a Delaware corporation ("Mtel"), and Microsoft Corporation, a Washington corporation ("Microsoft").

                                  WITNESSETH:

          WHEREAS, Mtel, Microsoft and the other stockholders of Destineer Corporation, a Delaware corporation ("Destineer"), have entered into a Stock Exchange Agreement dated as of July 19, 1995 (the "Stock Exchange Agreement") pursuant to which Mtel will acquire all of the issued and outstanding shares of capital stock of Destineer owned by Microsoft and the other stockholders of Destineer solely in exchange for shares of Common Stock, par value $.01 per share, of Mtel ("Mtel Common Stock"), in accordance with the terms and conditions set forth in the Stock Exchange Agreement (the "Exchange Transaction");

          WHEREAS, upon completion of the Exchange Transaction, Destineer will be a wholly owned subsidiary of Mtel; and

          WHEREAS, Mtel and Microsoft desire to enter into certain additional agreements concerning their continuing relationship as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Stock Exchange Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

          Unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Stock Exchange Agreement. Unless the context otherwise requires, the following terms shall have the following meanings:

          1.1  "ADVISORY COMMITTEE" shall have the meaning ascribed to such term
                ------------------
in Section 2.2(a).

          1.2  "AFFILIATE" shall mean, with respect to any Person, (a) in the
                ---------
case of an individual, any relative of such Person; (b) any officer, director, trustee, partner, member, manager, employee or holder of ten percent (10%) or more of any class of the voting securities of or equity interest in such Person;
(c) any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person; or
(d) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of the outstanding voting securities of any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person.

          1.3  "AGREEMENT" shall mean this Stockholder Agreement, as the same
                ---------
may be modified, amended or superseded, from time to time, in accordance with the terms hereof.

          1.4  "CHARITABLE INSTITUTION" shall mean an organization qualified
                ----------------------
under Section 501(c)(3) of the Code.

          1.5  "CODE" shall mean the Internal Revenue Code of 1986, as amended,
                ----
and the rules and regulations promulgated thereunder.

          1.6  "COMMUNICATIONS ACT" shall mean the Communications Act of 1934,
                ------------------
as amended.

          1.7  "DESTINEER" shall mean Destineer Corporation, a Delaware
                ---------
corporation, formerly known as Nationwide Wireless Network Corp.

          1.8  "DESTINEER NETWORK" shall mean a new two-way nationwide wireless
                -----------------
messaging system to be constructed and operated by Mtel in the United States that will provide two-way narrowband personal data communications services.

          1.9  "EXCESS TRANSFER NOTICE" shall have the meaning ascribed to such
                ----------------------
term in Section 2.1(d).

          1.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934,
                ------------
as amended.

          1.11 "EXCHANGE TRANSACTION" shall have the same meaning set forth in
                --------------------
the recitals to this Agreement.

          1.12 "GROUP" shall mean two or more persons acting in concert as a
                -----
partnership, limited partnership, syndicate or other entity for the purpose of acquiring, holding, taking action with respect to or disposing of Mtel Voting Securities.

          1.13 "MICROSOFT" shall mean Microsoft Corporation, a Washington
                ---------
corporation.

          1.14 "MTEL" shall mean Mobile Telecommunication Technologies Corp., a
                ----
Delaware corporation.

          1.15 "MTEL COMMON STOCK" shall have the meaning set forth in the
                -----------------
recitals to this Agreement.

          1.16 "MTEL VOTING SECURITIES" shall have the meaning ascribed to such
                ----------------------
term in Section 2.1(a).

          1.17 "NON-RULE 144 EXEMPT TRANSACTION" shall have the meaning
                -------------------------------
ascribed to such term in Section 2.1(c).

          1.18 "OPTION PERIOD" shall have the meaning ascribed to such term in
                -------------
Section 2.1(e) hereof.

          1.19 "PERIOD" shall have the meaning ascribed to such term in Section
                ------
2.1(a).

          1.20 "PERMITTED TRANSFER" shall mean:
                ------------------

               (a) any Transfer in which the only person or persons who become the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act) of Mtel Common Stock is an Affiliate or member of the "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange Act) of the transferring party; and

               (b) any gift to a bona fide Charitable Institution.

          1.21 "PERSON" shall mean an individual, firm, trust, association,
                ------
corporation, partnership, limited partnership, government (whether federal, state, local or other political subdivision, or any agency or bureau of any of them) or other entity.

          1.22 "SEC" shall mean the United States Securities and Exchange
                ---
Commission, or any successor agency.

          1.23 "SECURITIES ACT" shall mean the Securities Act of 1933, as
                --------------
amended.

          1.24 "STOCK EXCHANGE AGREEMENT" shall have the meaning set forth in
                ------------------------
the recitals to this Agreement.

          1.25 "TERM OF THIS AGREEMENT" shall mean the period from the date
                ----------------------
hereof until the later to occur of (i) the expiration or termination of the Technology Development and Marketing Agreement dated March 23, 1994 by and between Destineer and Microsoft (as specified in Article X thereof) or (ii) such time as Microsoft owns (of record or beneficially) less than two percent (2%) of the outstanding shares of Mtel Common Stock.

          1.26 "TRANSFER" shall mean any offer, transfer, sale, exchange,
                --------
assignment, pledge, hypothecation, gift, grant of security interest in or lien on, placement in a trust (voting or otherwise) or any other disposition or encumbrance of Mtel Common Stock received by Microsoft in the Exchange Transaction.

                                  ARTICLE II
                                   COVENANTS

          2.1  MICROSOFT COVENANTS.  Microsoft covenants with Mtel as follows:
               -------------------
          (A)  MICROSOFT INVESTMENT IN MTEL.  During the period commencing on
               ----------------------------
the date hereof and ending on the fifth anniversary of the date of this Agreement (the "Period"), Microsoft shall not, and shall cause each of its Affiliates not to, without the prior written consent of Mtel, duly authorized by Mtel's Board of Directors, directly or indirectly, through one or more intermediaries or otherwise, acting singly or as part of a Group, purchase, acquire or own (of record or beneficially), or offer or agree to purchase, acquire or own (of record or beneficially), any securities of Mtel entitled to vote generally in the election of directors of Mtel ("Mtel Voting Securities") if, after giving effect to such purchase or acquisition, Microsoft and its Affiliates would own (of record or beneficially) more than ten percent (10%) of the total of all outstanding Mtel Voting Securities.

          (B)  STANDSTILL PROVISIONS.  During the Period, without the prior
               ---------------------
written consent of Mtel, duly authorized by Mtel's Board of Directors, Microsoft, directly or indirectly, through one or more intermediaries or otherwise, acting singly or as part of a Group, shall not, and shall cause each of its Affiliates not to:

               (1)  (i)    Make, or in any way participate in, directly or
     indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A promulgated pursuant to the Exchange Act) or become a "participant" or "participant in a solicitation" (as such terms are defined or used in Rule 14a-11 promulgated pursuant to the Exchange Act) with respect to Mtel, (ii) seek to advise or influence any third person (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the voting of any Mtel Voting Securities, (iii) call or seek to call, directly or indirectly, any special meeting of stockholders of Mtel for any reason whatsoever, (iv) seek, request, or take any action to obtain or retain, directly or indirectly, any list of holders of any Mtel Voting Securities, or (v) assist or encourage any attempt by any other person to do or seek any of the foregoing;

               (2) Initiate, propose or otherwise solicit holders of Mtel Voting Securities for the approval of one or more stockholder proposals with respect to Mtel as described in Rule 14a-8 promulgated pursuant to the Exchange Act;

               (3) Directly or indirectly participate in or encourage the formation of any Group which beneficially owns or seeks to acquire beneficial ownership of Mtel Voting Securities;

               (4) Deposit any Mtel Voting Securities in a voting trust or subject them to any voting agreement or arrangement, and Microsoft represents and warrants to Mtel that there are no such voting trusts, voting agreements or arrangements with respect to it which would include the Mtel Common Stock to be received pursuant to the Stock Exchange Agreement in effect on the date of this Agreement;

               (5) Otherwise act, directly or indirectly, alone or in concert with others, to seek to control or influence in any manner, other than as may be permitted by the terms of this Agreement, the management, Board of Directors, policies or affairs of Mtel or any Affiliate of Mtel, or seek to effect any form of business combination or acquisition or other business transaction with Mtel or any Affiliate of Mtel or any restructuring, recapitalization or similar transaction with respect to Mtel or any Affiliate of Mtel, or instigate or encourage any third party to do any of the foregoing;

               (6) Make any public or private communication with any holder of Mtel Voting Securities or other person regarding the management, Board of Directors, control, policies or affairs of Mtel; or

               (7) Propose, or publicly disclose an intent to propose, any of the foregoing, unless and until in any such case such offer or proposal shall have been specifically invited in writing by Mtel or by an authorized representative of Mtel.

          (C)  RESTRICTION ON TRANSFER.  During the period commencing on the
               -----------------------
date hereof and ending on July 27, 1996, Microsoft shall not make or cause to be made any Transfer of Mtel Voting Securities except for Permitted Transfers. Thereafter, Microsoft shall be permitted to Transfer Mtel Voting Securities (i) pursuant to the provisions of Rule 144 under the Securities Act or (ii) subject to the provisions of Section 2.1(d) hereof, in a transaction or series of transactions exempt from registration under the Securities Act other than under Rule 144 (a "Non-Rule 144 Exempt Transaction"); provided, however, that no
                                                --------  -------
transaction pursuant to Rule 144 or Non-Rule 144 Exempt Transaction shall be made during a period of one hundred eighty (180) days after the declaration of effectiveness of any registration statement relating to the public offering of Mtel Voting Securities or any securities that may be convertible into or exchangeable or exercisable for Mtel Voting Securities. In the event of any Transfer of Mtel Voting Securities (including a Permitted Transfer) by Microsoft, such Transfer shall be accompanied by an opinion of counsel, in form and substance reasonably satisfactory to Mtel, to the effect that the proposed Transfer complies with the applicable provisions of the Securities Act and the rules and regulations thereunder, and any applicable state securities laws; provided, however, that such opinion of counsel shall not
                       --------  -------
be required if such Transfer of Mtel Voting Securities is made pursuant to the provisions of Rule 144.

          (D)  RIGHT OF FIRST REFUSAL.  In the event that Microsoft shall
               ----------------------
propose to Transfer to any persons or Group during any period of twelve (12) consecutive months in a Non-Rule 144 Exempt Transaction (or series of Non-Rule 144 Exempt Transactions) a number of shares of Mtel Voting Securities that exceeds at the time of such Transfer two percent (2%) of the issued and outstanding shares of Mtel Voting Securities, then Microsoft shall give written notice to Mtel of the proposed Transfer by confirmed telecopy in accordance with
Section 5.3 hereof (hereinafter referred to as the "Excess Transfer Notice"). The Excess Transfer Notice shall specify the material terms and conditions of the proposed Transfer, the amount of Mtel Voting Securities subject thereto, the proposed transfer price (which may be expressed as fixed dollar amount or a percentage of the average trading price as determined by a methodology set forth in the Excess Transfer Notice) and the proposed purchaser thereof. The Excess Transfer Notice shall constitute an irrevocable offer to sell all of the Mtel Voting Securities specified in the Excess Transfer Notice to Mtel at a transfer price equal to the proposed transfer price set forth in the Excess Transfer Notice and on the other terms and conditions set forth in the Excess Transfer Notice.

          (E)  ACCEPTANCE BY MTEL.  Mtel may accept the offer to purchase all of
               ------------------
the Mtel Voting Securities specified in the Excess Transfer Notice by means of a confirmed telecopy in accordance with Section 5.3 hereof delivered within ten
(10) business days (the "Option Period") after the Excess Transfer Notice is given by Microsoft.

          (F)  REJECTION OR WAIVER BY MTEL.  If Mtel rejects the offer to
               ---------------------------
purchase the Mtel Voting Securities specified in the Excess Transfer Notice or does not accept or reject the subject offer on or before the expiration of the Option Period, then Microsoft may Transfer the Mtel Voting Securities described in the Excess Transfer Notice in the amount and on the terms specified in the Excess Transfer Notice. Any such Transfer pursuant to this Section 2.1(f) must be effected no later than the twenty (20) business days following the earlier of
(i) the expiration of the Option Period or (ii) the date on which Mtel rejects the subject offer.

          2.2  MTEL COVENANTS.  Mtel covenants with Microsoft as follows:
               --------------

          (A)  ADVISORY COMMITTEE.  Mtel shall, and shall cause the Board of
              ------------------
Directors of Destineer to, establish an Advisory Committee which shall consist of five (5) members, three (3) members of which shall be designated by Mtel and two (2) members designated by Microsoft (the "Advisory Committee"). The Advisory Committee shall meet periodically to review Destineer's implementation of two-way narrowband nationwide wireless messaging, technological developments that may have potential applications to the services and/or related products to be offered by Destineer, new marketing opportunities and any other matters that may, in the judgment of the members of the Advisory Committee, have relevance to the design, development, construction, implementation and operation of the Destineer Network. The Advisory Committee shall, from time-to-time, meet with senior management of Destineer for the purpose of advising such senior management with respect to the views and suggestions that the Advisory Committee may have developed regarding the business and affairs of Destineer.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF MTEL

          Mtel hereby represents and warrants to Microsoft as follows:

          3.1  CAPITALIZATION.  The authorized capital stock of Mtel consists of
               --------------
75,000,000 shares of Mtel Common Stock of which

49,807,141 shares are issued and outstanding as of June 30, 1995; and 25,000,000 shares of preferred stock, par value $.01 per share, of which 750,000 shares have been designated as Series C Junior Participating Preferred Stock, 3,750,000 shares have been designated $2.25 Cumulative Convertible Exchangeable Preferred Stock and are issued and outstanding as of June 30, 1995, and 20,500,000 shares remain undesignated.

          3.2  AUTHORITY.  Mtel has the full corporate power and authority to
               ---------
enter into, execute, deliver and carry out the terms of this Agreement and the transactions contemplated hereby. Mtel has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of Mtel, enforceable in accordance with its terms, except (i) as the enforceability hereof may be limited by applicable bankruptcy or other laws affecting the enforcement of creditors' rights generally and (ii) as to equitable remedies, to the equitable discretion of the courts.

          3.3  ORGANIZATION.  Mtel is a corporation duly formed, validly
               ------------
existing and in good standing under the laws of its state of incorporation and has full corporate power and authority to own and operate its assets and properties and carry on its business as presently conducted and is duly qualified to do business and is in good standing in all jurisdictions in which the ownership or occupancy of its properties or its activities presently makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon its business, properties or assets.

          3.4  CONSENTS AND APPROVALS.  All authorizations, approvals and
               ----------------------
consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit Mtel to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings are in full force and effect.

          3.5  NO VIOLATIONS.  Neither the execution or delivery by Mtel of this
               -------------
Agreement, nor the consummation by Mtel of the transactions herein contemplated, nor the fulfillment by Mtel of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, judgment or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to Mtel, including, without limitation, the Communications Act and the rules and regulations promulgated thereunder, (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of Mtel's constituent documents, (iii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any loan agreement, indenture, trust, deed or other agreement or instrument to which Mtel is a party or by which it is bound or (iv) except as provided herein, result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of Mtel's property or assets.

          3.6  NO BROKERS.  Except for the fees to be paid by Mtel to Bear,
               ----------
Stearns & Co. Inc. in connection with the rendering of a fairness opinion to the effect that the Exchange Transaction is fair from a financial point of view, to Mtel, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's or financial adviser's fee or commission in connection with the Exchange Transaction based upon arrangements made by or on behalf of Mtel.

                                  ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF MICROSOFT

          Microsoft hereby represents and warrants to Mtel as follows:

          4.1  AUTHORITY.  Microsoft has the full corporate power and authority
               ---------
to enter into, execute, deliver and carry out the terms of this Agreement and the transactions contemplated hereby. Microsoft has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of Microsoft, enforceable in accordance with its terms, except (i) as the enforceability hereof may be limited by applicable bankruptcy or other laws affecting the enforcement of creditors' rights generally and (ii) as to equitable remedies, to the equitable discretion of the courts.

          4.2  ORGANIZATION.  Microsoft is a corporation duly formed, validly
               ------------
existing and in good standing under the laws of its state of incorporation and has full corporate power and authority to own and operate its assets and properties and carry on its business as presently conducted and is duly qualified to do business and is in good standing in all jurisdictions in which the ownership or occupancy of its properties or its activities presently makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon its business, properties or assets.

          4.3  CONSENTS AND APPROVALS.  All authorizations, approvals and
               ----------------------
consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit Microsoft to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings are in full force and effect.

          4.4  NO VIOLATIONS.  Neither the execution or delivery by Microsoft of
               -------------
this Agreement, nor the consummation by Microsoft of the transactions herein contemplated, nor the fulfillment by Microsoft of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, judgment or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to Microsoft, including, without limitation, the Communications Act and the rules and regulations promulgated thereunder, (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of Microsoft's constituent documents, (iii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any loan agreement, indenture, trust, deed or other agreement or instrument to which Microsoft is a party or by which it is bound or (iv) except as provided herein, result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of Microsoft's property or assets.

          4.5  CERTIFICATED SHARES, LEGEND AND STOP TRANSFER INSTRUCTIONS.
               ----------------------------------------------------------

               (a) Microsoft acknowledges that all shares of Mtel Common Stock delivered to Microsoft pursuant to the Stock Exchange Agreement shall be held by Microsoft for the Term of this Agreement in certificated form and that each certificate representing shares of Mtel Common Stock to be issued pursuant to the Stock Exchange Agreement shall bear the following legend:

               "TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED IN THAT CERTAIN STOCKHOLDER AGREEMENT DATED AS OF SEPTEMBER 15, 1995, BETWEEN THE ISSUER HEREOF AND MICROSOFT CORPORATION."

               (b) Mtel is hereby authorized to, and shall, issue to its transfer agent, and shall note upon its books, "stop transfer" instructions with respect to all Mtel Common Stock to be issued to Microsoft pursuant to the Stock Exchange Agreement.

          4.6  NO BROKERS.  No broker, investment banker, financial adviser or
               ----------
other person is entitled to any broker's, finder's or financial adviser's fee or commission in connection with the Exchange Transaction based upon arrangements made by or on behalf of Microsoft.

                                   ARTICLE V
                                 MISCELLANEOUS

          5.1  TERMINATION.  This Agreement, and all rights and obligations of
               -----------
the parties hereunder, shall terminate upon the expiration of the Term of this Agreement.

          5.2  ASSIGNABILITY.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the successors and assigns of each party hereto. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated in whole or in part to any other without the prior written consent of each other party hereto.

          5.3  NOTICES.  In any case where any notice or other communication is
               -------
required or permitted to be given hereunder (including, without limitation, any change in the information set forth in this Section 5.3) such notice or communication shall be in writing and (a) personally delivered, (b) sent by registered

United States mail, postage prepaid, return receipt requested, (c) transmitted by telecopy or (d) sent by way of a recognized overnight courier service, postage prepaid, return receipt requested with instructions to deliver on the next business day, in each case as follows:

          (i)  If to Mtel, to:

               Mobile Telecommunication Technologies Corp.
               200 South Lamar Street
               Security Centre, South Building
               Jackson, Mississippi  39201
               Attention:  Leonard G. Kriss, Esq.
               Telecopy:  (601) 944-7194

               with a copy to:

               Powell, Goldstein, Frazer & Murphy
               191 Peachtree Street, N.E.
               Atlanta, Georgia  30303
               Attention:  Richard H. Miller, Esq.
               Telecopy:  (404) 572-6999

          (ii) If to Microsoft, to:

               Microsoft Corporation
               One Microsoft Way
               Redmond, Washington  98052-6399
               Attention:  Greg Maffei
               Telecopy:  (205) 936-2625

               with a copy to:

               Microsoft Corporation
               One Microsoft Way
               Redmond, Washington  98052-6933
               Attention:  Law and Corporate Affairs
               Telecopy:  (206) 869-1327

          5.4  WAIVERS.  The failure at any time of any party hereto to require
               -------
performance by any other party hereto of any responsibility or obligation required by this Agreement shall in no way affect a party's right to require such performance at any time thereafter, nor shall the waiver by the party of a breach of any provision of this Agreement by any other party constitute a waiver of any other breach of the same or any other provision of this Agreement nor constitute a waiver of the responsibility or obligation itself.

          5.5  THIRD PARTY RIGHTS.  Nothing in this Agreement, whether express
               ------------------
or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any other than Mtel, Microsoft and its respective Affiliates, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

          5.6  CHOICE OF LAW.  This Agreement shall be construed and enforced in
               -------------
accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

          5.7  SEVERABILITY.  Should any provision of this Agreement be deemed
               ------------
in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in force in all other respects.
Should any provision of this Agreement be or become ineffective because of changes in applicable laws or interpretations thereof or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by law.

          5.8  ENFORCEMENT OF AGREEMENT.  Any action or proceeding brought by
               ------------------------
any party to this Agreement on its own behalf, or on behalf of Mtel, in connection with or relating to this Agreement or any provision hereof shall be brought only in a federal or state court of competent jurisdiction in the United States. Each of the parties hereto, solely in connection with any such action or proceeding, does hereby (a) submit to the jurisdiction of any such court, (b) waive any defense of or relating to lack of jurisdiction with respect to any such action or proceeding in any such court and (c) waive any defense of or relating to service of process in any such action or proceeding in any such court.

          5.9  REFERENCES TO AGREEMENT.  Any reference herein to this Agreement
               -----------------------
shall be deemed to be a reference to such Agreement as the same may be modified, varied, amended or supplemented from time to time by the parties hereto in accordance with the provisions hereof. Unless the context otherwise expressly requires, the words "herein," "hereof" and "hereunder" and other words of similar importance refer to this Agreement as a whole and not to any particular Article, Section or other subdivision or Appendix.

          5.10 ENTIRE AGREEMENT.  This Agreement and the other agreements and
               ----------------
documents contemplated herein and therein, constitute the entire agreement between the parties hereto and supersede any prior agreement or understanding between the parties hereto whether oral or written, with respect to the matters contemplated hereby.

          5.11 HEADINGS, ETC.  The Article and Section headings in this
               --------------
Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Whenever the context shall require, each term stated in either the singular or plural shall include the singular and the plural. References herein to masculine, feminine or neuter pronouns shall be construed to refer to another gender when the context may require.

          5.12 COUNTERPARTS.  This Agreement maybe executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          5.13 SURVIVAL.  All representations and warranties made herein shall
               --------
survive the execution and delivery of this Agreement and any termination of this Agreement.
          5.14 AMENDMENT.  No amendment, modification or waiver in respect of
               ---------
this Agreement shall be effective against any party unless it shall be in writing and signed by such party.


                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Mtel and Microsoft have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                   MOBILE TELECOMMUNICATION
                                   TECHNOLOGIES CORP.


                                   By: /s/ John E. Welsh III
                                      -------------------------------
                                      Name:  John E. Welsh III
                                      Title: Vice Chairman



                                   MICROSOFT CORPORATION


                                   By: /s/ William H. Neukom
                                      -------------------------------
                                      Name:  William H. Neukom
                                      Title: Senior V. P. Law and
                                              Corporate Affairs